                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                     VIVUS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee.
[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ]  $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------

     Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

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     (4)  Date Filed:

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

                                  VIVUS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 22, 1997

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of VIVUS, Inc., a California corporation (the "Company"), will be held on Thursday, May 22, 1997, at 10:00 a.m., local time, at the Stanford Park Hotel, 100 El Camino Real, Menlo Park, California 94025 for the following purposes:

     1. To elect seven directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

     2. To amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 30,000,000 to 200,000,000 in order to effect a two-for-one forward split of the Company's Common Stock.

     3. To amend the 1991 Incentive Stock Plan to increase the number of shares available for issuance from 3,100,000 to 3,900,000.

     4. To amend the 1994 Director Option Plan to increase the number of shares available for issuance from 100,000 to 200,000, to increase the initial option granted to non-employee directors from 12,500 to 16,000 shares and to increase the subsequent annual options granted to non-employee directors from 2,500 to 4,000 shares.

     5. To confirm the appointment of Arthur Andersen LLP as independent public accountants for the fiscal year ending December 31, 1997.

     6. To transact such other business as may properly come before the meeting or any adjournment thereof.

     These items of business are more fully described in the Proxy Statement accompanying this notice.

     Only stockholders of record at the close of business on March 24, 1997 are entitled to notice of and to vote at the meeting.

     All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if the stockholder has returned a proxy.

                                          By order of the Board of Directors

                                          Leland F. Wilson
                                          President and Chief Executive Officer
Menlo Park, California
April 9, 1997

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                                  VIVUS, INC.

                            PROXY STATEMENT FOR 1997

                         ANNUAL MEETING OF STOCKHOLDERS

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed Proxy is solicited on behalf of the Board of Directors (the "Board") of VIVUS, Inc., a Delaware corporation (the "Company" or "VIVUS"), for use at the Annual Meeting of Stockholders to be held on Thursday, May 22, 1997, at 10:00 a.m., local time, or at any adjournment thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Stanford Park Hotel, 100 El Camino Real, Menlo Park, California 94025. The Company's principal executive offices are located at 545 Middlefield Road, Suite 200, Menlo Park, California 94025. The Company's telephone number at that address is (415) 325-5511.

     These proxy solicitation materials were mailed on or about April 9, 1997 to all stockholders entitled to vote at the meeting.

RECORD DATE AND SHARE OWNERSHIP

     Stockholders of record at the close of business on March 24, 1997 are entitled to notice of the Annual Meeting of its Stockholders and to vote at the
meeting. At the record date,        shares of the Company's Common Stock were
issued and outstanding and held of record by approximately   stockholders.

     The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company's Common Stock as of March 1, 1997 by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each director, (iii) the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers serving in that capacity as of December 31, 1996, and (iv) all directors and executive officers as a group.

                                                                    SHARES BENEFICIALLY
                                                                         OWNED(1)
                       FIVE PERCENT STOCKHOLDERS,                  ---------------------
                    DIRECTORS AND EXECUTIVE OFFICERS                NUMBER       PERCENT
        ---------------------------------------------------------  ---------     -------
        Ardsley Partners(2)......................................  1,288,500        7.84%
          646 Steamboat Road
          Greenwich, CT 06830
        Forstmann-Leff Associates(3).............................  1,245,700        7.58%
          Park Avenue Plaza
          55 East 52nd Street
          New York, NY 10055
        The TCW Group, Inc.(4)...................................  1,148,900        6.99%
          865 South Figueroa St.
          Los Angeles, CA 90017
        Leland F. Wilson(5)......................................    991,471        6.04%
          545 Middlefield Rd., Suite 200
          Menlo Park, CA 94025
        Virgil A. Place, M.D.(6).................................    523,502        3.19%
        Samuel D. Colella(7).....................................     54,693        *
        Brian H. Dovey(8)........................................     11,247        *
        David C. Yntema(9).......................................     92,431        *
        Neil Gesundheit, M.D.(10)................................     51,837        *
        Richard L. Casey(11).....................................     32,716        *
        Peter Barton Hutt(12)....................................     31,719        *
        All directors and executive officers as a group (15
          persons)(13)...........................................  1,893,117       11.13%

---------------

  *  Less than 1%

 (1) All share numbers are current and do not take into account the two-for-one stock split proposed in this Proxy Statement. Applicable percentage ownership based on 16,424,834 shares of Common Stock as of December 31, 1996 together with applicable options for such stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days after March 1, 1997 are deemed outstanding for computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person.

 (2) Consists of shares as reported by Ardsley Partners on a Schedule 13G for the year ended December 31, 1996.

 (3) Consists of shares as reported by Trustees of Forstmann-Leff Associates on a Schedule 13G for the year ended December 31, 1996.

 (4) Consists of shares as reported by Robert Day, an individual who may be deemed to control The TCW Group, Inc., on a Schedule 13G for the year ended December 31, 1996.

 (5) Includes 500,000 shares held by Leland Wilson as Custodian for the Virgil
     A. Place Charitable Lead Annuity Trust, over which Mr. Wilson holds voting and dispositive power and of which Mr. Wilson disclaims beneficial ownership, and 296,680 shares subject to options exercisable within 60 days of March 1, 1997.

 (6) Includes 452,729 shares held by Virgil A. Place Trust, Virgil A. Place, Trustee, 11,400 shares held by Dr. Place as Custodian for V. Aristophanes Kamehameha A.H. Place under the Hawaii Uniform Transfers to Minors Act, and 59,373 shares subject to options exercisable within 60 days of March 1, 1997.

 (7) Includes 37,690 shares owned by Samuel Colella & Nancy Colella TR UA September 21, 1992 FBO Colella Family Trust, 1,708 shares owned by Samuel
     D. Colella and Nancy R. Colella, General Partners for the Colella Family Partners, 400 shares held by Samuel Colella as Custodian for his grandchildren and 14,895 shares subject to options exercisable within 60 days of March 1, 1997.

 (8) Includes 1,277 shares beneficially owned by Mr. Dovey, and 9,970 shares subject to options exercisable within 60 days of March 1, 1997.

 (9) Includes 12,046 shares held by David Yntema under the David C. Yntema Trust Agreement dated 12/8/95 and 80,385 shares subject to options exercisable within 60 days of March 1, 1997.

(10) Includes 12,907 shares owned by Neil Gesundheit & Eleanor G. Levin TR UA March 6, 1994 Levin Gesundheit Trust, 3,213 shares beneficially owned by Neil Gesundheit and 35,717 shares subject to options exercisable within 60 days of March 1, 1997.

(11) Includes 28,366 shares owned by Dean Witter Reynolds FBO Richard L. Casey, and 2,500 shares subject to options exercisable within 60 days of March 1, 1997. Also includes 1,850 shares owned by Mr. Casey's son and daughter who share Mr. Casey's household. Mr. Casey disclaims beneficial ownership of all shares held by his son/daughter for purposes of Section 16 or any other purpose.

(12) Includes 26,719 shares owned by Peter B. Hutt, and 5,000 shares subject to options exercisable within 60 days of March 1, 1997.

(13) Includes 594,719 shares subject to options exercisable within 60 days of March 1, 1997, held by the Company's directors and executive officers as a group.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

     Each share of Common Stock outstanding on the record date is entitled to one vote.

     The cost of soliciting proxies will be borne by the Company. The Company may retain the services of Georgeson & Company, Inc. to solicit proxies, for which the Company estimates that it would pay a fee not to exceed $5,000. The Company expects to reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, in person or by telephone or facsimile.

REQUIRED VOTE

     With the exception of the election of directors, the affirmative vote of the Votes Cast will be required for approval of each proposal presented in this Proxy Statement. Directors shall be elected by a plurality of the Votes Cast. "Votes Cast" are defined under Delaware law to be the shares of the Company's Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter or the election of directors. Votes that are cast against a proposal and abstentions will be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to the proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. However, broker non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular propsals on which the broker has expressly not voted.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 1998 Annual Meeting of Stockholders must be received by the Company no later than December 22, 1997 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                                 PROPOSAL ONE:

                             ELECTION OF DIRECTORS

NOMINEES

     A board of seven directors is to be elected at the Annual Meeting of Stockholders. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's nominees named below. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting of Stockholders, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible.

     The nominees, and certain information about them as of March 1, 1997, are set forth below.

                                                                          DIRECTOR
     NAME OF NOMINEE         AGE                  POSITION                 SINCE
-------------------------    ---     -----------------------------------  --------
Virgil A. Place, M.D.        72      Chairman of the Board and Chief        1991
                                     Scientific Officer
Leland F. Wilson             52      President and Chief Executive          1991
                                     Officer
Richard L. Casey(1)          50      Director                               1992
Samuel D. Colella(2)(3)      57      Director                               1991
Brian H. Dovey(2)(3)         56      Director                               1991
Elizabeth A. Fetter(1)       37      Director                               1996
Linda Jenckes(2)             49      Director                               1996

---------------

(1) Member of Compensation Committee

(2) Member of Audit Committee

(3) Member of Nominating Committee

     All directors hold office until the next Annual Meeting of Stockholders or until their successors have been elected and qualified. Officers serve at the discretion of the Board. There are no family relationships between any of the directors or executive officers of the Company.

     VIRGIL A. PLACE, M.D. is the founder of VIVUS and has been its Chief Scientific Officer and Chairman of the Board since the Company was formed in April 1991. Before joining VIVUS, Dr. Place worked at ALZA Corporation ("Alza") from 1969 to 1993. At Alza, Dr. Place was Principal Scientist and held a variety of executive positions including Vice President of Medical and Regulatory Affairs. In addition, Dr. Place served nine years on the Alza Board of Directors. He received a B.A. in Chemistry from Indiana University and an M.D. from Johns Hopkins University. He is Board Certified in Internal Medicine, with specialty training at Mayo Clinic.

     LELAND F. WILSON has been President and a director of VIVUS since April 1991 and Chief Executive Officer since November 1991. Prior to joining VIVUS, Mr. Wilson was Vice President of Marketing and Corporate Development of GeneLabs Technologies, Inc. from 1989 to 1991. Mr. Wilson was Group Product Director, later promoted to Director of Marketing at LifeScan, a Johnson & Johnson company, from 1986 to 1989. From 1973 to 1986, Mr. Wilson served in several research, marketing and sales positions for Syntex Research and Syntex Laboratories, Inc. Mr. Wilson received a B.S. and an M.S. from Pennsylvania State University.

     RICHARD L. CASEY has been a director of VIVUS since March 1992. Since 1987, Mr. Casey has been Chairman and Chief Executive Officer of Scios Inc., a biotechnology company. Prior to joining Scios Inc., Mr. Casey was Executive Vice President of Alza and President of Alza Pharmaceuticals Division. Mr. Casey is a director of Guilford Pharmaceuticals, Inc. He received a B.S. in Chemistry and an M.B.A. from Stanford University.

     SAMUEL D. COLELLA has been a director of VIVUS since November 1991. Mr. Colella has been a general partner at Institutional Venture Partners, a venture capital firm, since 1984. Mr. Colella is a director of Biosys, Inc., Endosonics Corp. and Genta Incorporated. He received a B.S. in Business and Engineering from the University of Pittsburgh and an M.B.A. from Stanford University.

     BRIAN H. DOVEY has been a director of VIVUS since November 1991. Mr. Dovey has been a general partner of Domain Associates, a venture capital firm, since 1988. Mr. Dovey is a director of Univax Biologics, Inc., Creative BioMolecules, Inc., Athena Neurosciences, Inc. and ReSound Corporation. He received a B.A. from Colgate University and an M.B.A. from Harvard Business School.

     ELIZABETH A. FETTER has been a director of VIVUS since May 1996. Ms. Fetter has been President of Industry Markets at Pacific Bell since 1995. Previously she held various positions at Pacific Bell since 1991, which included Vice President of Industry Market, Vice President Marketing Services, Area Vice President, Executive Director Financial Strategy & Strategic Planning. She received a B.A. from Pennsylvania State University and a M.S. from Carnegie-Mellon University.

     LINDA JENCKES has been a director of VIVUS since October 1996. Ms. Jenckes has been President of Linda Jenckes and Associates, a consulting firm since February 1995. From January 1982 to January 1995 she was Senior Vice President of Health Insurance Association of America. She received a B.A. from Arizona State University.

REQUIRED VOTE

     The seven nominees receiving the highest number of the affirmative votes of the shares present or represented and entitled to be voted for them will be elected as directors.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
                    VOTE "FOR" THE ELECTION OF THE NOMINEES.

BOARD MEETINGS, COMMITTEES AND DIRECTOR COMPENSATION

     The Board held six meetings and took action by written consent a total of seven times during fiscal 1996. The Compensation Committee held six meetings and the Audit Committee held one meeting during fiscal 1996. All directors attended at least 75% of the meetings of the Board and Committees of which they were members during fiscal 1996 with the exception of Peter Barton Hutt (who attended three of the six board meetings held) and Brian H. Dovey (who attended four of the six board meetings held). Stockholders of the Company who would like to nominate members for election to the Board at the next Annual Meeting of Stockholders should submit such nominations to the Company in writing no later than December 22, 1997, and shall comply in all respects with the relevant rules promulgated under the Securities Exchange Act of 1934.

     The Board has a Compensation Committee (consisting of directors Casey, Fetter and Hutt) that makes recommendations concerning salaries and incentive compensation for employees of the Company, an Audit Committee (consisting of directors Colella, Dovey and Jenckes) that reviews the results and scope of the audit and other services provided by the Company's independent auditors, and a Nominating Committee (consisting of directors Colella and Dovey) that makes recommendations on membership and composition of the Board.

     The directors are reimbursed for travel and related expenses incurred by them in attending meetings. Effective May 1997, directors who are not employees of the Company ("Outside Directors") will be paid an annual retainer of $10,000 and a fee of $1,000 for attending each board meeting.

     The Company's 1994 Director Option Plan provides that each new Outside Director that joins the Board will automatically be granted an option at fair market value to purchase 12,500 shares of Common Stock upon the date on which such person first becomes an Outside Director. These options vest at a rate of 25% per year following the date of grant so long as the optionee remains a director of the Company. It also provides for the grant of options to Outside Directors pursuant to a nondiscretionary, automatic grant mechanism, whereby each Outside Director is granted an option at fair market value to purchase 2,500 shares on the date of each Annual Meeting of Stockholders, provided such director is reelected. These shares vest at the rate of 12.5% per month following the date of grant so long as the optionee remains a director of the Company. As of March 1, 1997, Outside Directors held options exercisable for 33,928 shares of Common Stock at a weighted average exercise price of $14.89. As part of Proposal Four to this Proxy Statement, the Company is seeking to increase the initial grant of options and the automatic annual grants of options to Outside Directors.

EXECUTIVE OFFICERS

     The executive officers of the Company and certain information about them as of March 1, 1997 are listed below:

             NAME               AGE                    POSITION
------------------------------  ----    --------------------------------------
Virgil A. Place, M.D.            72     Chairman of the Board and Chief
                                        Scientific Officer
Leland F. Wilson                 52     President, Chief Executive Officer and
                                        Director
Paul C. Doherty, Ph.D.           47     Vice President, Research
Julian S. Gangolli               39     Vice President, Marketing
Neil Gesundheit, M.D.            44     Vice President, Clinical and
                                        Regulatory Affairs
Terry M. Nida                    48     Vice President, Europe
Clair W. Sater                   55     Vice President, Corporate Development
William L. Smith, Ph.D.          56     Vice President, Research and
                                        Development
David C. Yntema                  52     Vice President, Finance and Chief
                                        Financial Officer

     Mr. Wilson's and Dr. Place's backgrounds are summarized previously under "Election of Directors".

     PAUL C. DOHERTY, PH.D. has been Vice President, Research of VIVUS since September 1996. From February 1994 to September 1996, Dr. Doherty was Vice President, Research and Development. Prior to joining VIVUS, he was Senior Scientist working in erectile dysfunction research for Lilly Research Laboratories, Eli Lilly and Company from 1990 to 1994. He was Assistant Professor, Department of Anatomy at Northeastern Ohio University College of Medicine from 1984 to 1990. He received a B.S. in Biology from Boston College, a Ph.D. in Anatomy from the University of Texas Health Science Center and has completed postgraduate work in Behavioral Endocrinology at the Massachusetts Institute of Technology.

     JULIAN S. GANGOLLI has been Vice President, Marketing since October 1996. Mr. Gangolli previously served as Senior Director, Marketing from October 1994 to October 1996. Prior to joining VIVUS, he was Group Product Director, Product planning Division at Syntex Laboratories, Inc. from October 1991 to October 1994. He held various other positions at Syntex, including International Marketing, Market Planning Division, Syntex Laboratories, Inc. from 1990-1991, Group Product Manager, Syntex Pharmaceuticals, Ltd., Maidenhead Berkshire, England. He received his B.S., Applied Chemistry (Honors) from Kingston University, Kingston, Surrey, England.

     NEIL GESUNDHEIT, M.D., M.P.H. has been Vice President, Clinical and Regulatory Affairs for VIVUS since February 1994. Prior to joining VIVUS, Dr. Gesundheit was Associate Director of Clinical Research (Endocrinology) at Genentech, Inc. from 1989 to 1993. He received an A.B. from Harvard University, an M.P.H. from the University of California at Berkeley, and an M.D. from the University of California at San Francisco. Dr. Gesundheit is Board Certified in Internal Medicine and in the subspecialty of Endocrinology and Metabolism.

     TERRY M. NIDA has been Vice President, Europe for VIVUS since November 1995 and effective March 28, 1996 was appointed an executive officer. Prior to joining VIVUS, Mr. Nida was Vice President for Carrington Laboratories, with responsibility for all sales, marketing and business development activities. Mr. Nida was Senior Director, Worldwide Sales, Marketing and Business Development for Centocor, Inc. from 1993 to 1994, and Director of Sales and Marketing in Europe for Centocor, Inc. from 1990 to 1993. He received his B.A. in English and Masters in Administration of Justice from Wichita State University.

     CLAIR W. SATER has been Vice President, Corporate Development for VIVUS since January 1995. From January 1993 to January 1995, Mr. Sater was Vice President, Marketing and Business Development. Prior to joining VIVUS, Mr. Sater was Executive Vice President for Cholestech Corporation from 1990 to 1991. Mr. Sater was Vice President of Marketing and Vice President of International for LifeScan, a Johnson & Johnson company, from 1982 to 1990. Mr. Sater received a B.S. and an M.S. in Engineering from Iowa State University and an M.B.A. from Stanford University.

     WILLIAM L. SMITH, PH.D. has been Vice President, Research and Development since September 1996. Prior to joining VIVUS, Dr. Smith served as Vice President, Operations for Chiron Technologies, from 1995 to September 1996. He was Vice President, Program Management teams at Syntex Research from 1993-1995. He held various other positions at Syntex Research, including Vice President, Director of Drug Evaluation Project teams from 1992-1993, Director, Drug Evaluation Programs 1991-1992, Director, Systemic Pharmacology from 1990-1991 and Department Head, Gastrointestinal Pharmacology from 1988-1990. He received his B.S., Biology from Lynchburg College and his Ph.D., Pharmacology from Medical College of Virginia.

     DAVID C. YNTEMA has been Vice President, Finance and Chief Financial Officer for VIVUS since May 1994. Prior to joining VIVUS, he served as Chief Financial Officer of EO, Inc., a hand-held personal computer company, from 1993 to 1994, MasPar Computer Corporation, a supercomputer company, from 1990 to 1993, and System Industries, Inc., a storage sub-system company, from 1988 to 1990. He received a B.A. from Hope College and an M.B.A. from the University of Michigan and is a Certified Public Accountant.

CERTAIN TRANSACTIONS AND REPORTS

     The Company's founding scientist, Chairman of the Board and Chief Scientific Officer, Virgil A. Place, M.D., invented the Company's transurethral system for erection (MUSE) while serving as Alza's Executive Director of Medical and Regulatory Affairs. Dr. Place formed VIVUS in April 1991 to further develop the MUSE technology. In August 1991, Dr. Place entered into a letter agreement with Alza covering the MUSE technology. This was superseded by an assignment agreement between Alza and the Company that was executed on December 31, 1993. The assignment agreement provides for the assignment by Alza of patent applications related to the MUSE technology. In consideration of the rights granted to the Company under the assignment agreement, the Company issued shares of Common Stock to Alza and is required to pay certain royalties on the sale of any products for the transurethral treatment of erectile dysfunction. To maintain exclusive rights beyond December 31, 1998, the Company issued an additional 200,000 shares of Common Stock to Alza in May 1996.

     In connection with the private placement of its Series D Preferred Stock in June and July of 1993, the Company issued, in payment of the placement fee for the Series D Preferred Stock offering, warrants to acquire 264,300 shares of Common Stock (the "Warrants") at an exercise price of $8.63 per share to Invemed Associates, Inc. and Frazier Investment Securities, L.P., the two placement agents for the offering. Invemed Associates, Inc., and an affiliate, received Warrants for 92,505 shares of Common Stock. In addition, Invemed Associates, Inc. has an indirect equity ownership in Frazier Investment Securities, L.P. The Warrants were originally exercisable for shares of Series D Preferred Stock and became exercisable for Common Stock upon the closing of the Company's initial public offering. The Warrants may be exercised at any time and expire in July 1999. The Warrants may not be transferred to any person except to affiliates or general or limited partners of the original recipient. In fiscal 1995, with the Company's consent, Frazier Investment Securities, L.P. transferred Warrants to acquire 171,795 shares of Common Stock, representing all Warrants held in its name, to two non-affiliates. Shares of Common Stock issued upon the exercise of the Warrants will be restricted stock and will not be transferable until the expiration of the holding period under Rule 144. The holders of the Warrants are parties to the registration rights agreement entered into between the Company and the purchasers of Series D Preferred Stock entitling them to certain rights with respect to the registration of such shares under the Securities Act. Invemed Associates, Inc. and certain affiliates also purchased shares of Series D Preferred Stock in the Series D Preferred Stock offering.

     The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. All future transactions, including loans, between the Company and its officers, directors, principal stockholders and affiliates will be approved by a majority of the Board including a majority of the independent and disinterested outside directors on the Board.

FILING OF REPORTS BY DIRECTORS AND OFFICERS

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file certain reports of ownership with the SEC and with the National Association of Securities Dealers. Such officers, directors and stockholders are also required by SEC rules to provide the Company with copies of all Section 16(a) forms that they file. Based solely on its review of copies of such forms received by the Company, or on written representations from certain reporting persons, the Company believes that, during the period from January 1, 1996 to December 31, 1996, its executive officers, directors and ten percent stockholders filed all required Section 16(a) reports on a timely basis with the exception of director Richard L. Casey who failed to timely file two Forms 4 and one Form 5 disclosing two covered transactions and Clair W. Sater who failed to timely file one Form 4 and one Form 5 disclosing two covered transactions.

                             EXECUTIVE COMPENSATION

COMPENSATION TABLES

     Summary Compensation Table. The following table sets forth the compensation paid by the Company during the fiscal years ended December 31, 1996, 1995 and 1994 to the Chief Executive Officer and its four other most highly compensated executive officers:

                           SUMMARY COMPENSATION TABLE

                                                                      LONG-TERM
                                                   ANNUAL            COMPENSATION
                                                COMPENSATION         ------------
                                 FISCAL     ---------------------     AWARDS OF           ALL OTHER
  NAME AND PRINCIPAL POSITION     YEAR       SALARY       BONUS      OPTIONS(#)(1)    COMPENSATION($)(2)
-------------------------------  ------     --------     --------    ------------     ------------------
Leland F. Wilson                  1996      $282,983           --         105,000           $5,540
  President and                   1995       252,945           --          60,000            7,128
  Chief Executive Officer         1994       219,468           --         125,000            6,367

Neil Gesundheit, M.D              1996      $192,352           --          45,000           $7,210
  Vice President, Clinical and    1995       168,710           --          30,000            6,898
  Regulatory Affairs              1994       149,665           --              --            7,370

Virgil A. Place, M.D.             1996      $214,778           --              --           $5,863
  Chief Scientific Officer        1995       206,090           --              --            5,717
                                  1994       202,272           --          75,000            6,208

William L. Smith, Ph.D.           1996      $ 55,722(3)  $ 80,000          60,000           $1,594
  Vice President, Research        1995            --           --              --               --
  and Development                 1994            --           --              --               --

David C. Yntema                   1996      $176,749           --          38,000           $3,574
  Vice President, Finance and     1995       158,393           --          16,500            3,691
  Chief Financial Officer         1994       103,077           --         100,000            2,625

---------------

(1) Long-term compensation awards of options reports the number of options granted prior to the two-for-one stock split contemplated by Proposal Two of this Proxy Statement.

(2) Includes premium payments for term life and health insurance.

(3) Includes salary from September 30, 1996 upon commencement of employment. Mr. Smith's 1996 annualized compensation was $220,000.

(4) As of January 1, 1997, the annual base salary of Messrs. Wilson, Gesundheit, Place, Smith and Yntema was increased to $310,000, $209,777, $220,000, $225,500 and $184,758, respectively.

     Employment Agreements. There are no employment agreements between the Company and any of its executive officers, except that Messrs. Wilson and Doherty are entitled to severance pay of four and three months salary, respectively, in the event of termination of employment without cause.

STOCK OPTION INFORMATION

     Option Grants in Last Fiscal Year. The following table sets forth certain information for the year ended December 31, 1996, with respect to each grant of stock options to the individuals named in the Summary Compensation Table:

                             OPTION GRANTS IN 1996

                                                                                             POTENTIAL
                                                                                         REALIZABLE VALUE
                                                INDIVIDUAL GRANTS                           AT ASSUMED
                               ----------------------------------------------------       ANNUAL RATES OF
                                              % OF TOTAL                                    STOCK PRICE
                               NUMBER OF       OPTIONS                                   APPRECIATION FOR
                               UNDERLYING     GRANTED TO     EXERCISE                     OPTION TERM(1)
                                OPTIONS      EMPLOYEES IN    PRICE PER   EXPIRATION   -----------------------
            NAME               GRANTED(2)   FISCAL YEAR(3)   SHARES(5)      DATE          5%          10%
-----------------------------  ----------   --------------   ---------   ----------   ----------   ----------
Leland F. Wilson.............    60,000          8.3%          30.00       01/02/06   $1,132,010   $2,868,736
                                 45,000          6.2%          33.50       12/11/06      691,508    1,994,052
Neil Gesundheit, M.D.........    25,000          3.5%          30.00       01/02/06      471,671    1,195,307
                                 20,000          2.8%          33.50       12/11/06      421,359    1,067,807
Virgil A. Place, M.D.........     --              --           --            --           --           --
William L. Smith, Ph.D.......    50,000          6.9%          38.00       09/30/06      943,342    2,390,614
                                 10,000          1.4%          33.50       12/11/06      210,680      533,904
David C. Yntema..............    23,000          3.2%          30.00       01/02/06      433,937    1,099,682
                                 15,000          2.1%          33.50       12/11/06      316,020      800,856

---------------

(1) In accordance with the rules of the SEC, shown are the gains or "option spreads" that would exist for the respective options granted. These gains are based on the assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted over the full option term. These assumed annual compound rates of stock price appreciation are mandated by the rules of the SEC and do not represent the Company's estimate or projection of future Common Stock prices.

(2) All stock options granted in 1996 are exercisable starting one year after the date of grant, with 25% of the shares covered thereby becoming exercisable at that time and with an additional 1/48 of the total number of option shares becoming exercisable at the end of each month thereafter, with full vesting occurring on the fourth anniversary of the date of grant. The number of options granted is reported prior to the two-for-one stock split contemplated by Proposal Two of this Proxy Statement.

(3) Based on an aggregate of 722,373 options granted in 1996, including options granted to the individuals named in the Summary Compensation Table above.

(4) Options are granted at an exercise price equal to the closing market per share price on the date of grant.

     Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Values. The following table sets forth certain information concerning the stock options exercised by the executive officers named in the Summary Compensation Table during the year ended December 31, 1996 and the value of unexercised stock options held by such individuals at the end of the year.

         AGGREGATE OPTION EXERCISES IN 1996 AND 1996 YEAR-END VALUES(1)

                                                          NUMBER OF SECURITIES
                                                         UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                               NUMBER OF     VALUE             OPTIONS AT               IN-THE-MONEY OPTIONS
                                SHARES      REALIZED        DECEMBER 31, 1996          AT DECEMBER 31, 1996(2)
                              ACQUIRED ON     UPON     ---------------------------   ---------------------------
            NAME               EXERCISE     EXERCISE   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----------------------------  -----------   --------   -----------   -------------   -----------   -------------
Leland F. Wilson............         --           --     281,166        181,836      $ 8,179,298    $ 2,672,058
Neil Gesundheit, M.D. ......     12,907     $326,131      33,017         64,376      $   801,924    $   939,161
Virgil A. Place, M.D. ......         --           --      57,810         17,190        1,662,038        494,213
William L. Smith, Ph.D. ....         --           --           0         59,999               --             --
David C. Yntema.............      4,000     $ 51,000      80,385         65,115        1,678,215        906,910

---------------

(1) All option data is reported prior to the two-for-one stock split contemplated by Proposal Two of this Proxy Statement.

(2) Based upon an assumed fair market value of $36.25 per share as of December 31, 1996 less the exercise price per share.

                         COMPENSATION COMMITTEE REPORT

     The following report is provided to stockholders by the members of the Compensation Committee of the Board of Directors.

GENERAL

     Since VIVUS' initial public offering in April 1994, the Compensation Committee (the "Committee") of the Board has administered the Company's management compensation policies and plans. The Committee is a standing committee comprised of non-employee Directors. The Committee recommends to the full Board an annual base salary for each executive officer, including the Chief Executive Officer ("CEO"), and the criteria under which cash incentive bonuses, if any, may be paid. The Committee also exercises the authority to grant options under the Company's 1991 Incentive Stock Plan and other equity incentive plans.

COMPENSATION VEHICLES

     In fiscal 1996 the Company's cash- and equity-based compensation program focused on attracting key employees to work in a rapidly developing public company. The hiring and compensation of key employees in fiscal 1996 focused on commercialization of VIVUS' technology through continued clinical development, progression through the regulatory process, scale-up of manufacturing, market expansion and research and development of new pharmacologic agents. Consistent with this long-term orientation and in an effort to align compensation incentives with stockholder goals, the Company's compensation packages have included salaries competitive with comparable positions in the market and significant stock option grants.

     Cash Compensation. Before making compensation recommendations to the Board with respect to executive officers, the Committee's policy is to review base salaries proposed by the CEO and evaluate each executive officer's experience and proposed responsibilities and the salaries of similarly situated executives, including a comparison to base salaries for comparable positions at other companies. In determining its recommendations for adjustments to officers' base salaries, the Committee's policy is to focus primarily on the officers' contributions towards the Company's success in moving toward its long-term goals during the fiscal year and the quality of the services rendered by the officers. In recommending the CEO's fiscal 1997 base salary, the Committee used the same criteria it applies to other officers. The Committee recognized the achievement of a number of goals by the Company in fiscal 1996, including submitting a New Drug Application in March 1996 and receiving FDA approval in November 1996. The Board or the Committee may award cash bonuses for exceptional contributions to the Company's success. No cash bonuses were awarded in fiscal 1996 with the exception of a $80,000 cash signing bonus paid to William L. Smith, Ph.D.

     Stock Option Program. The Committee grants options as an incentive to employees who are expected to contribute materially to the Company's future success. The Committee believes stock options encourage the achievement of superior results over time and align employee and stockholder interests. The option program incorporates four-year vesting periods to encourage employees to continue in the Company's employ. In fiscal 1996 the Company continued its policy of granting stock options to all new employees, and granted additional stock options to employees who had made exceptional contributions to the Company's development.

     The Committee approved initial stock option grants for all officers in connection with commencement of the officer's employment. These stock option grants were based primarily on the scope of the officer's responsibilities at VIVUS, the cash compensation that the officer had received in his prior employment and the cash compensation proposed to be paid by the Company. With the Board's approval, additional options were granted in some cases in light of the individual's achievement of specific goals set jointly by the officer and the CEO, and the individual's level of vested and unvested options.

SUMMARY

     The Committee believes that the Company's compensation policy as practiced to date by the Committee and the Board has been successful in attracting and retaining qualified employees and in tying compensation directly to corporate performance relative to corporate goals. The Company's compensation policy will evolve over time as the Company attempts to achieve the many short-term goals it faces while maintaining its focus on building long-term stockholder value through technological leadership and development and expansion of the market for the Company's products.

                                          Respectfully submitted,

                                          Richard L. Casey
                                          Elizabeth A. Fetter
                                          Peter Barton Hutt

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Committee is responsible for determining salaries, incentives and other forms of compensation for directors, officers and other employees of the Company. The Committee also administers various incentive compensation and benefit plans. In fiscal year 1996, the Committee consisted of directors Casey (Chairman), Fetter and Hutt. Mr. Wilson, who is President and Chief Executive Officer of the Company, participates in all discussions and decisions regarding salaries and incentive compensation for all employees and consultants to the Company, except that Mr. Wilson is excluded from discussions regarding his own salary and incentive compensation.

CORPORATE PERFORMANCE GRAPH

     The following graph shows a comparison of total stockholder return for holders of the Company's Common Stock from April 7, 1994, the date of the Company's initial public offering, through December 31, 1996 compared with The Nasdaq Stock Market and Nasdaq Pharmaceutical Stocks. This graph is presented pursuant to SEC rules. The Company believes that while total stockholder return can be an important indicator of corporate performance, the stock prices of medical technology stocks like VIVUS are subject to a number of market-related factors other than company performance, such as competitive announcements, mergers and acquisitions in the industry, the general state of the economy, and the performance of other medical technology stocks.

      COMPARISON OF TOTAL RETURNS OF VIVUS, INC., THE NASDAQ STOCK MARKET
               AND NASDAQ PHARMACEUTICAL STOCKS -- U.S. & FOREIGN

                                                                              NASDAQ PHARMA-
        MEASUREMENT PERIOD                               THE NASDAQ STOCK    CEUTICAL STOCKS -
      (FISCAL YEAR COVERED)             VIVUS, INC.        MARKET - U.S.      U. S. & FOREIGN
4/7/94                                         100.000             100.000             100.000
6/30/94                                         94.915              93.811              87.259
9/30/94                                         88.136             101.578              98.300
12/30/94                                       103.390             100.420              92.270
3/31/95                                        116.949             109.427              99.613
6/30/95                                        101.685             125.168             115.614
9/29/95                                        139.864             140.233             144.258
12/29/95                                       211.864             141.902             168.535
3/29/96                                        201.695             148.630             175.635
6/28/96                                        222.034             160.761             170.683
9/30/96                                        257.627             166.486             174.509
12/31/96                                       245.763             174.668             168.961

                                 PROPOSAL TWO:

                 AMENDMENT TO THE CERTIFICATE OF INCORPORATION
PROPOSAL

     The Board of Directors has determined that it is in the best interests of the Company and its stockholders to amend the Company's Certificate of Incorporation and to increase the number of authorized shares of the Company's Common Stock from 30,000,000 shares to 200,000,000 shares (after giving effect to the proposed stock split) in order to effect a two-for-one split of the Company's Common Stock (the "Stock Split"). Accordingly, the Board of Directors has unanimously approved the proposed Amended and Restated Certificate of Incorporation, in substantially the form attached hereto as Exhibit A (the "Amended and Restated Certificate"), and hereby solicits the approval of the Company's stockholders of the Amended and Restated Certificate.

     If the stockholders approve the Amended and Restated Certificate, the Board of Directors currently intends to file the Amended and Restated Certificate with the Secretary of State of the State of Delaware as soon as practicable following such stockholder approval. In connection with the Stock Split, the numbers of shares of Common Stock subject to outstanding options and reserved for issuance under the Company's various stock option and stock purchase plans would be proportionately adjusted pursuant to the terms of such plans to reflect the Stock Split described above, and the exercise prices of outstanding options thereunder would be proportionately reduced.

PURPOSE OF THE PROPOSED AMENDMENT

     The objectives of the increase in the authorized number of shares of Common Stock from 30,000,000 shares to 200,000,000 shares (after giving effect to the stock split) are to ensure that there is a sufficient number of authorized shares to effect the Stock Split and to have sufficient shares available for future issuances. The objectives of the Stock Split are to lower the market price of the Company's Common Stock and to increase its trading activity, each of which is expected to broaden the marketability of the Company's Common Stock. For these reasons, the Board of Directors believes that the Stock Split and the corresponding increase in the authorized number of shares of Common Stock are in the best interests of the Company and its stockholders.

     The Board of Directors believes that it is prudent to increase the authorized number of shares of Common Stock to the proposed level in order to provide (after giving effect to the Stock Split) a reserve of shares available for issuance to meet business needs as the arise. Such future activities may include, without limitation, financings, establishing strategic relationships with corporate partners, providing equity incentives to employees, officers or directors, or effecting future stock splits or dividends. The additional shares of Common Stock authorized but not required to effect the Stock Split may also be used to acquire or invest in complementary businesses or products or to obtain the right to use complementary technologies. The Company has no present obligation to issue additional shares of Common Stock except pursuant to employee and director stock plans.

     The additional Common Stock issuable upon the Stock Split would have rights identical to the currently outstanding Common Stock of the Company. Adoption of the proposed Amended and Restated Certificate would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of the Company's Common Stock outstanding.

POSSIBLE EFFECTS OF THE PROPOSED AMENDMENT

     If the stockholders approve the proposed Amended and Restated Certificate, the Board of Directors may cause the issuance of additional shares of Common Stock without further vote of the stockholders of the Company, except as provided under Delaware corporate law or under the rules of any national securities exchange on which shares of Common Stock of the Company are then listed. Current holders of Common Stock have no preemptive rights, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their appropriate ownership thereof. The issuance of additional shares of Common Stock would decrease the proportionate equity interest of the Company's current stockholders and, depending upon the price paid for such additional shares, could result in dilution to the Company's current stockholders.

     In addition, the Board of Directors could use authorized but unissued shares to create impediments to a takeover or a transfer of control of the Company. Accordingly, the increase in the number of authorized shares of Common Stock may deter a future takeover attempt which holders of Common Stock may deem to be in their best interest or in which holders of Common Stock may be offered a premium for their shares over the market price. The Board of Directors is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized Common Stock is not prompted by any specific effort or takeover threat currently perceived by management.

REQUIRED VOTE; RECOMMENDATION OF THE BOARD OF DIRECTORS

     Approval of the amendment to the Certificate of Incorporation requires the affirmative vote of the Votes Cast.

     The Company's Board of Directors unanimously recommends a vote "for" this proposal. The effect of an abstention is the same as that of a vote against the proposal.

                                PROPOSAL THREE:

                 AMENDMENT TO THE 1991 INCENTIVE STOCK PLAN TO
              INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE
PROPOSAL

     The Board of Directors of the Company amended the Company's 1991 Incentive Stock Plan (the "Stock Plan") in February 1997, subject to stockholder approval, to increase the number of shares reserved for issuance under the plan by an aggregate of 800,000 shares to a new total of 3,900,000 shares. The number of shares discussed in this proposal are "pre-split" shares and do not take into account the two-for-one stock split contemplated by Proposal Two of this Proxy Statement.

SUMMARY OF PLAN

     Purpose. The purposes of the Incentive Plan are to attract and retain the best available personnel, to provide additional incentive to employees and directors of the Company and to promote the success of the Company's business.

     Status of Shares. Of the 3,100,000 shares authorized prior to the amendment described above, 2,574,409 shares had been granted as of March 1, 1997, and 677,571 shares remained available for future grant as of such date.

     Administration. The Incentive Plan is administered by the Board of Directors of the Company or by a committee appointed by the Board of Directors and consisting of at least two members of the Board. The Board or its committee has sole discretion to interpret any provision of the Incentive Plan. This determination is final and conclusive. Members of the Board are elected by the stockholders for terms of approximately one year and could be removed from office upon a sufficient vote of stockholders. Members of the Board or committee receive no additional compensation for administering the plans. The President and Chief Executive Officer and the Chief Scientific Officer of the Company are members of the Board.

     Eligibility. The Incentive Plan provides that options and stock purchase rights may be granted to employees and consultants of the Company and its majority-owned subsidiaries. Only employees may be granted "incentive stock options" as defined in Section 422 of the Code. Only employees or consultants may be granted "stock purchase rights." The Board of Directors or its committee selects the optionees and determines the number of shares to be subject to each option.

     Exercise Price. The exercise price of options granted under the Incentive Plan is determined by the Board of Directors or its committee. The exercise price of incentive stock options may not be less than 100% of the fair market value of the Common Stock on the date the option is granted. However, the exercise price of options granted to an optionee who owns more than 10% of the voting power or value of all classes of stock of the Company must not be less than 110% of the fair market value on the date of grant. The Common Stock is currently traded on The Nasdaq Stock Market. While the Company's stock is traded on The Nasdaq Stock Market, the fair market value is the reported closing price.

     Performance-Based Compensation Limitations. No employee shall be granted in any fiscal year of the Company options to acquire in the aggregate 500,000 shares of Common Stock. The foregoing limitation, which shall adjust proportionately in connection with any change in the Company's capitalization (including the proposed two-for-one stock split), is intended to satisfy the requirements applicable to options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code. In the event that the Committee determines that such limitation is not required to qualify options as performance-based compensation, the Committee may modify or eliminate such limitation.

     Exercisability. Options granted to new optionees under the Stock Plan generally become exercisable starting one year after the date of grant with 25% of the shares covered thereby becoming exercisable at that time and with an additional 1/48 of the total number of option shares becoming exercisable at the end of each month thereafter, with full vesting occurring on the fourth anniversary of the date of grant. The term of an option may not exceed ten years. No option may be transferred by the optionee other than by will or the laws of descent or distribution. Each option may be exercised, during the lifetime of the optionee, only by such optionee.

     Stock Purchase Rights. The Stock Plan permits the Company to grant rights to purchase Common Stock. After the Board or Committee determines that it will offer stock purchase rights under the Stock Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of shares that the offeree shall be entitled to purchase, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a stock purchase agreement or a stock bonus agreement in the form determined by the Board or Committee.

     Unless the Board or Committee determines otherwise, the stock purchase agreement or a stock bonus agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason. The purchase price for shares repurchased pursuant to the stock purchase agreement or a stock bonus agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Board or Committee may determine.

     Amendment and Termination. The Board may at any time amend or terminate the Incentive Plan without approval of the stockholders; provided, however, that the Company will obtain stockholder approval of any amendment to the Incentive Plan to the extent necessary to comply with Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), with Section 422 of the Code, or with any other applicable law or regulation, including requirements of the NASD or any established stock exchange. Any amendment or termination of the Incentive Plan is subject to the rights of optionees under agreements entered into prior to such amendment or termination. The Incentive Plan will terminate by its own terms in 2001.

CERTAIN FEDERAL TAX INFORMATION

     The Code provides to the optionee favorable federal income tax treatment of stock options which qualify as "incentive stock options." If an option granted under the Incentive Plan is treated as an incentive stock option, the optionee will recognize no income upon grant of the option and will recognize no income upon exercise of the option. The Company will not be allowed a deduction for federal tax purposes in connection with the exercise of an incentive stock option.

     Upon the sale of the shares at least two years after the grant of the option and one year after exercise of the option (the "statutory holding periods"), any gain will be taxed to the optionee as long-term capital gain. The tax on long-term capital gains is currently capped at 28%. If the statutory holding periods are not satisfied (i.e., the optionee makes a "disqualifying disposition"), the optionee will recognize compensation income equal to the difference between the exercise price and the lower of (i) the fair market value of the stock at the date of the option exercise or (ii) the sale price of the stock, and the Company will be entitled to a deduction in the same amount. Any additional gain or loss recognized on a disqualifying disposition of the shares will be characterized as capital gain or loss.

     Different rules may apply if shares are purchased by an optionee who is subject to Section 16(b) of the Exchange Act and the optionee subsequently disposes of such shares prior to the expiration of statutory holding periods.

     An incentive stock option must be exercised while the optionee is an employee of the Company or a subsidiary of the Company, or no more than three months after the optionee ceases to be an employee. The following additional conditions must be satisfied for an option to obtain incentive stock option treatment: (i) the option must be exercisable only within ten years after the date of grant; (ii) the exercise price must not be less than the fair market value of the shares at the time the option is granted; (iii) the option must be granted pursuant to a written plan that sets forth the maximum number of shares that may be issued under the plan, states the class of employees eligible to receive options, and is approved by a majority of the stockholders of the Company within 12 months of the plan's adoption by the Board of Directors; (iv) the option must be nontransferable other than by death and must be exercisable during the optionee's lifetime only by him; (v) if the optionee owns more than 10% of the total combined voting power of all classes of the Company's stock immediately before the option is granted, the exercise price must be at least 110% of the fair market value of the shares and the option must be exercisable only within five years of the date of grant; and (vi) to the extent that the aggregate fair market value of stock with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year (under all plans of the Company) exceeds $100,000 (determined in accordance with Section 422(d) of the Code), such options will be treated as nonstatutory options.

     Upon the death of an optionee who has not exercised an incentive stock option, the value of such option (determined under applicable Treasury regulations) will be includable in the optionee's estate for federal estate tax purposes. Upon the exercise of such option, the holder's basis in the option shares will include the value of the option included in the estate plus the price paid for the option shares. Different rules apply if the option shares are sold before the expiration of the one-year and two-year holding periods described above.

     Incentive stock options granted under the Incentive Plan will be afforded the tax treatment summarized above. All other options ("nonstatutory options") will not qualify for any special tax benefits to the optionee. An optionee will not recognize any taxable income at the time he is granted a nonstatutory option. Upon exercise of the option, the optionee will generally recognize compensation income for federal tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. However, if shares subject to a repurchase option of the Company are purchased upon exercise of a nonstatutory option, no tax will be imposed at the time of exercise with respect to such non-vested shares (and the optionee's long-term capital gain holding period will not begin at such time) unless the optionee files an election with the Internal Revenue Service pursuant to Section 83(b) of the Code within 30 days after the date of exercise. In the absence of such election, the optionee is taxed (and the long-term capital gain holding period begins) at the time at which the shares vest (i.e., the time at which the repurchase option lapses with respect to such shares), and the optionee recognizes compensation income in the amount of the difference between the value of the shares at that time and the option exercise price. If a Section 83(b) election is timely filed, the non-vested shares will be treated for federal income tax purposes as if they had been vested at the time of exercise. Taxation may also be deferred (unless a Section 83(b) election is filed) when shares are purchased by an optionee who is subject to Section 16(b) of the Exchange Act.

     Upon the surrender of shares of the Company's Common Stock in connection with the exercise of a nonstatutory stock option, the optionee will recognize compensation income as described above. A number of the acquired shares, equal in number to the surrendered shares, will have a basis equal to the optionee's basis in the surrendered shares. Any additional shares acquired in the exchange will have a zero basis, increased by any compensation income recognized with respect to the exercise of the nonstatutory option.

     The compensation income recognized by the optionee who is also an employee will be treated as wages and will be subject to tax withholding by the Company out of the current compensation paid to the optionee. If such current compensation is insufficient to pay the withholding tax, the optionee will be required to make direct payment to the Company for the tax liability.

     Upon a resale of such shares by the optionee, any difference between the sales price and the fair market value of the shares on the date of exercise of the nonstatutory option (or the fair market value of the shares on the date they become vested, if a Section 83(b) election has not been timely filed) will be treated as capital gain or loss. If after exercise the shares are held for more than one year before resale, any gain will be long-term capital gain. Tax on longterm capital gains is currently capped at 28%. Capital losses are allowed in full against capital gains plus $3,000 of other income.

     The Company will be entitled to a tax deduction in the amount and at the time that the optionee recognizes ordinary income with respect to shares acquired upon exercise of a nonstatutory option.

     Upon the death of an optionee who has not exercised his or her nonstatutory option, the value of such option (determined under applicable Treasury regulations) will be includable in the optionee's estate for federal estate tax purposes. Upon the exercise of such option, the holder will recognize compensation income as described above, and will be allowed a deduction based upon any estate tax paid with respect to the value of such option.

     Stock purchase rights receive the same tax treatment as nonstatutory options.

REQUIRED VOTE; RECOMMENDATION OF THE BOARD OF DIRECTORS

     Approval of the amendment to the Stock Plan requires the affirmative vote of the Votes Cast.

     The Company's Board of Directors unanimously recommends a vote "for" this proposal. The effect of an abstention is the same as that of a vote against the proposal.

                                 PROPOSAL FOUR:

                   AMENDMENT TO THE 1994 DIRECTOR OPTION PLAN

PROPOSAL

     The Board of Directors of the Company amended the Company's 1994 Director Option Plan (the "Director Plan") in February 1997, subject to stockholder approval, to increase the number of shares reserved for issuance under the plan by an aggregate of 100,000 shares to a new total of 200,000 shares, to increase the initial option granted to non-employee directors ("Outside Directors") from 12,500 to 16,000 shares and to increase the subsequent options granted to Outside Directors from 2,500 to 4,000 shares. The number of shares discussed in this proposal are "pre-split" shares and do not take into account the two-for-one stock split contemplated by Proposal Two of this Proxy Statement.

SUMMARY OF PLAN

     Purpose. The purpose of the Director Plan is to attract and retain the best available personnel for service as Outside Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as directors, and to encourage their continued service on the Board.

     Status of Shares. Of the 100,000 shares authorized prior to the amendment described above, 47,500 shares had been granted as of March 1, 1997, and 52,500 shares remained available for future grant as of such date.

     Administration. All grants of options to Outside Directors under the Director Plan are automatic and nondiscretionary and are made in accordance with the following provisions: (i) each Outside Director who becomes a director following the date of approval of the Director Plan by the Board shall be automatically granted an option to purchase 12,500 Shares (which this proposal would to 16,000) on the date on which such person first becomes a director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy; and (ii) each Outside Director shall be automatically granted an option to purchase 2,500 Shares (which this proposal would increase to 4,000) on the date of the Company's Annual Meeting of Stockholders upon such Outside Director's reelection, if on such date, he or she has served on the Board for at least six (6) months.

     Eligibility. The Director Plan provides that options may be granted only to Outside Directors and that all options granted under the Director Plan shall be nonstatutory options. All options are automatically granted in accordance with the Director Plan.

     Exercise Price. The exercise price of options granted under the Director Plan shall be 100% of the fair market value of the Common Stock on the date the option is granted. The Common Stock is currently traded on The Nasdaq Stock Market. While the Company's stock is traded on The Nasdaq Stock Market, the fair market value is the reported closing price.

     Exercisability. Options granted under the Director Plan become exercisable in accordance with one of the following two schedules (i) 25% of the shares subject to the First Option become exercisable on each anniversary of the date of grant, with full vesting occurring on the fourth anniversary of the date of grant or (ii) 12 1/2% of the shares subject to the Subsequent Option become exercisable on the first day of each month following the date of grant, with full vesting occurring eight months after the date of grant.

     An option granted under the Director Plan is exercised by giving written notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased and tendering full payment of the purchase price to the Company. Payment for shares issued upon exercise of an option shall consist of cash or check. An option is not transferable by the optionee, other than by will or the laws of descent and distribution. During the optionee's lifetime, only the optionee may exercise the option. Options granted under the Director Plan have a term of ten years from the date of grant. No option may be exercised by any person after the expiration of its term.

     Amendment and Termination. The Board may at any time amend or terminate the Director Plan without approval of the stockholders; provided, however, that the Company will obtain stockholder approval of any amendment to the Director Plan to the extent necessary to comply with Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), with Section 422 of the Code, or with any other applicable law or regulation, including requirements of the NASD or any established stock exchange. Any amendment or termination of the Director Plan is subject to the rights of optionees under agreements entered into prior to such amendment or termination. The Director Plan will terminate by its own terms in 2004.

CERTAIN FEDERAL TAX INFORMATION

     An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. Upon exercise of the option, the optionee will generally recognize compensation income for federal tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. However, if shares subject to a repurchase option of the Company are purchased upon exercise of a nonstatutory option, no tax will be imposed at the time of exercise with respect to such non-vested shares (and the optionee's long-term capital gain holding period will not begin at such time) unless the optionee files an election with the Internal Revenue Service pursuant to Section 83(b) of the Code within 30 days after the date of exercise. In the absence of such election, the optionee is taxed (and the long-term capital gain holding period begins) at the time at which the shares vest (i.e., the time at which the repurchase option lapses with respect to such shares), and the optionee recognizes compensation income in the amount of the difference between the value of the shares at that time and the option exercise price. If a Section 83(b) election is timely filed, the non-vested shares will be treated for federal income tax purposes as if they had been vested at the time of exercise. Taxation may also be deferred (unless a Section 83(b) election is filed) when shares are purchased by an optionee who is subject to Section 16(b) of the Exchange Act.

     Upon the surrender of shares of the Company's Common Stock in connection with the exercise of a nonstatutory stock option, the optionee will recognize compensation income as described above. A number of the acquired shares, equal in number to the surrendered shares, will have a basis equal to the optionee's basis in the surrendered shares. Any additional shares acquired in the exchange will have a zero basis, increased by any compensation income recognized with respect to the exercise of the nonstatutory option.

     Upon a resale of such shares by the optionee, any difference between the sales price and the fair market value of the shares on the date of exercise of the nonstatutory option (or the fair market value of the shares on the date they become vested, if a Section 83(b) election has not been timely filed) will be treated as capital gain or loss. If after exercise the shares are held for more than one year before resale, any gain will be long-term capital gain. Tax on longterm capital gains is currently capped at 28%. Capital losses are allowed in full against capital gains plus $3,000 of other income.

     The Company will be entitled to a tax deduction in the amount and at the time that the optionee recognizes ordinary income with respect to shares acquired upon exercise of a nonstatutory option.

     Upon the death of an optionee who has not exercised his or her nonstatutory option, the value of such option (determined under applicable Treasury regulations) will be includable in the optionee's estate for federal estate tax purposes. Upon the exercise of such option, the holder will recognize compensation income as described above, and will be allowed a deduction based upon any estate tax paid with respect to the value of such option.

REQUIRED VOTE; RECOMMENDATION OF THE BOARD OF DIRECTORS

     Approval of the amendment to the Director Plan requires the affirmative vote of the Votes Cast.

     The Company's Board of Directors unanimously recommends a vote "for" this proposal. The effect of an abstention is the same as that of a vote against the proposal.

                                 PROPOSAL FIVE:

                         CONFIRMATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

PROPOSAL

     The Board has selected Arthur Andersen LLP to audit the consolidated financial statements of the Company for the year ending December 31, 1997 and recommends that the stockholders confirm the selection. In the event of a negative vote, the Board will reconsider its selection. Representatives of Arthur Andersen LLP are expected to be present at the meeting, will have the opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

REQUIRED VOTE; RECOMMENDATION OF THE BOARD OF DIRECTORS

     Confirmation of the appointment of Arthur Andersen LLP as the Company's independent public accountants requires the affirmative vote of the Votes Cast.

     The Company's Board of Directors unanimously recommends a vote "for" this proposal. The effect of an abstention is the same as that of a vote against the proposal.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board may recommend.

     It is important that your stock be represented at the meeting, regardless of he number of shares that you hold. You are, therefore, urged to execute and return the accompanying proxy in the enclosed envelope at your earliest convenience.

                                   EXHIBIT A

        AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF VIVUS, INC.

     VIVUS, INC., a corporation organized and existing under the laws of the State of Delaware, hereby certifies that the following Amended and Restated Certificate of Incorporation (i) has been duly adopted in accordance with the provisions of Section 245 of the General Corporation Law, (ii) restates the provisions of the Certificate of Incorporation of VIVUS, Inc. filed with the Secretary of State of the State of Delaware on May 20, 1996 and (iii) supersedes the original Certificate of Incorporation in its entirety.

                                   ARTICLE I

     The name of the corporation is VIVUS, Inc. (the "Corporation").

                                   ARTICLE II

     The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

                                  ARTICLE III

     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                   ARTICLE IV

     The Corporation is authorized to issue two classes of shares of stock to be designated, respectively, Common Stock, $0.001 par value, and Preferred Stock, $0.001 par value. The total number of shares that the Corporation is authorized to issue is 205,000,000 shares. The number of shares of Common Stock authorized is 200,000,000. The number of shares of Preferred Stock authorized is 5,000,000.

     Upon the filing of this Certificate of Amendment of Certificate of Incorporation, each one outstanding share of Common Stock shall be subdivided and converted into two shares of Common Stock.

     The Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the board of directors (authority to do so being hereby expressly vested in the board). The board of directors is further authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The board of directors, within the limits and restrictions stated in any resolution or resolutions of the board of directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares in any such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.

     The authority of the board of directors with respect to each such class or series shall include, without limitation of the foregoing, the right to determine and fix:

          (a) the distinctive designation of such class or series and the number of shares to constitute such class or series;

          (b) the rate at which dividends on the shares of such class or series shall be declared and paid, or set aside for payment, whether dividends at the rate so determined shall be cumulative or accruing, and whether the shares of such class or series shall be entitled to any participating or other dividends in addition to dividends at the rate so determined, and if so, on what terms;

          (c) the right or obligation, if any, of the corporation to redeem shares of the particular class or series of Preferred Stock and, if redeemable, the price, terms and manner of such redemption;

          (d) the special and relative rights and preferences, if any, and the amount or amounts per share, which the shares of such class or series of Preferred Stock shall be entitled to receive upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

          (e) the terms and conditions, if any, upon which shares of such class or series shall be convertible into, or exchangeable for, shares of capital stock of any other class or series, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

          (f) the obligation, if any, of the corporation to retire, redeem or purchase shares of such class or series pursuant to a sinking fund or fund of a similar nature or otherwise, and the terms and conditions of such obligation;

          (g) voting rights, if any, on the issuance of additional shares of such class or series or any shares of any other class or series of Preferred Stock;

          (h) limitations, if any, on the issuance of additional shares of such class or series or any shares of any other class or series of Preferred Stock; and

          (i) such other preferences, powers, qualifications, special or relative rights and privileges thereof as the board of directors of the corporation, acting in accordance with this Restated Certificate of Incorporation, may deem advisable and are not inconsistent with law and the provisions of this Restated Certificate of Incorporation.

                                   ARTICLE V

     The Corporation reserves the right to amend, alter, change, or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders herein are granted subject to this right.

                                   ARTICLE VI

     The Corporation is to have perpetual existence.

                                  ARTICLE VII

     1. Limitation of Liability. To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

     2. Indemnification. The Corporation may indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or his or her testator or intestate is or was a director, officer or employee of the Corporation, or any predecessor of the Corporation, or serves or served at any other enterprise as a director, officer or employee at the request of the Corporation or any predecessor to the Corporation.

     3. Amendments. Neither any amendment nor repeal of this Article VII, nor the adoption of any provision of the Corporation's Certificate of Incorporation inconsistent with this Article VII, shall eliminate or reduce the effect of this
Article VII, in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article VII, would accrue or arise, prior to such amendment, repeal, or adoption of an inconsistent provision.

                                  ARTICLE VIII

     In the event any shares of Preferred Stock shall be redeemed or converted pursuant to the terms hereof, the shares so converted or redeemed shall not revert to the status of authorized but unissued shares, but instead shall be canceled and shall not be re-issuable by the Corporation.

                                   ARTICLE IX

     Holders of stock of any class or series of this corporation shall not be entitled to cumulate their votes for the election of directors or any other matter submitted to a vote of the stockholders, unless such cumulative voting is required pursuant to Sections 2115 and/or 301.5 of the California Corporations Code, in which event each such holder shall be entitled to as many votes as shall equal the number of votes which (except for this provision as to cumulative voting) such holder would be entitled to cast for the election of directors with respect to his shares of stock multiplied by the number of directors to be elected by him, and the holder may cast all of such votes for a single director or may distribute them among the number of directors to be voted for, or for any two or more of them as such holder may see fit, so long as the name of the candidate for director shall have been placed in nomination prior to the voting and the stockholder, or any other holder of the same class or series of stock, has given notice at the meeting prior to the voting of the intention to cumulate votes.

                                   ARTICLE X

     1. Number of Directors. The number of directors which constitutes the whole Board of Directors of the corporation shall be designated in the Bylaws of the corporation.

     2. Election of Directors. Elections of directors need not be by written ballot unless the Bylaws of the corporation shall so provide.

                                   ARTICLE XI

     In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the corporation.

                                  ARTICLE XII

     No action shall be taken by the stockholders of the corporation except at an annual or special meeting of the stockholders called in accordance with the Bylaws of the corporation, and no action shall be taken by the stockholders by written consent.

                                  ARTICLE XIII

     Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

     The foregoing amendment has been duly approved by the stockholders in accordance with the provisions of section 242 of the General Corporation Law.

     IN WITNESS WHEREOF, the corporation has caused this Certificate to be signed by Leland F. Wilson, its President and Chief Executive Officer, and
attested by Robert D. Brownell, its Assistant Secretary, this           day of
               , 1997.

                                          VIVUS, INC.

                                          By:
                                            ------------------------------------
                                                      Leland F. Wilson
                                               President and Chief Executive
                                                           Officer

ATTEST:

--------------------------------------
          Robert D. Brownell
         Assistant Secretary

                                   APPENDICES

         THIS PROXY IS SOLICITATED ON BEHALF OF THE BOARD OF DIRECTORS

                                  VIVUS, INC.
                            ------------------------

              1997 ANNUAL MEETING OF SHAREHOLDERS -- MAY 22, 1997

   The undersigned stockholder of VIVUS, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement each dated April 9, 1997, and the 1996 Annual Report to Shareholders and hereby appoints Leland F. Wilson and David Yntena, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1997 Annual Meeting of Shareholders of VIVUS, INC. to be held on May 22, 1997, at 10:00 a.m., local time, at the Stanford Park Hotel, 100 El Camino Real, Menlo Park, California 94025, and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

   THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION, FOR THE AMENDMENT OF THE 1991 INCENTIVE STOCK PLAN, FOR THE AMENDMENT OF THE 1994 DIRECTOR OPTION PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT ACCOUNTANTS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

    1. ELECTION OF DIRECTORS:                       [ ] FOR all nominees listed below (except as    [ ] WITHHOLD
                                                    indicated.)

      If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

        Virgil A. Place, M.D., Leland F. Wilson, Richard L. Casey, Samuel D. Colella, Brian H. Dovey, Elizabeth A. Fetter and Linda Jenckes.

   2. PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 30,000,000 TO 200,000,000 IN ORDER TO EFFECT A TWO-FOR-ONE SPLIT OF THE COMPANY'S COMMON STOCK:
                  [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

   3. PROPOSAL TO APPROVE THE AMENDMENT TO THE 1991 INCENTIVE STOCK PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER BY 800,000 SHARES TO 3,900,000 SHARES:
                  [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

   4. PROPOSAL TO APPROVE THE AMENDMENT TO THE 1994 DIRECTOR OPTION PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER BY 100,000 SHARES TO 200,000 SHARES, TO INCREASE THE INITIAL OPTION GRANTED TO NON-EMPLOYEE DIRECTORS FROM 12,500 TO 16,000 SHARES AND TO INCREASE THE SUBSEQUENT OPTIONS GRANTED TO NON-EMPLOYEE DIRECTORS FROM 2,500 TO 4,000
      SHARES.     [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

   5. PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR FISCAL 1997:
                  [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

   6. TO TRANSACT SUCH OTHER BUSINESS, IN THEIR DISCRETION, AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

   Either of such attorneys or substitutes shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

                                                   Dated:                 , 1997
                                                         -----------------

                                                   -----------------------------
                                                             Signature

                                                   -----------------------------
                                                             Signature

   [This Proxy should be marked, dated and signed by the shareholder(s) exactly as his, her or its name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.]

                                   VIVUS INC.
                            1991 INCENTIVE STOCK PLAN



1.       Purposes of the Plan.  The purposes of this Incentive Stock Plan are:

         - to attract and retain the best available personnel for positions of substantial responsibility,

         - to provide additional incentive to Employees and Consultants, and

         -        to promote the success of the Company's business.

Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

         2. Definitions. As used herein, the following definitions shall apply:

                  (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

                  (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.

                  (c)      "Board" means the Board of Directors of the Company.

                  (d) "Code" means the Internal Revenue Code of 1986, as amended.

                  (e) "Committee" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

                  (f)      "Common Stock" means the Common Stock of the Company.

                  (g) "Company" means Vivus, Inc., a California corporation.

                  (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

                  (i) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship with the Company or any Parent or Subsidiary is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Company, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; provided, further, that on the ninety-first (91st) day of any such leave (where reemployment is not guaranteed by contract or statute) the Optionee's Incentive Stock Option shall cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

                  (j)      "Director" means a member of the Board.

                  (k) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

                  (l) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

                  (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                           (i)      if the Common Stock is listed on any
established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                           (ii)     If the Common Stock is quoted on the NASDAQ
System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                           (iii)    In the absence of an established market for
the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

                  (o) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

                  (p) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

                  (q) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

                  (r) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  (s) "Option" means a stock option granted pursuant to the Plan.

                  (t) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

                  (u) "Option Exchange Program" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

                  (v) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

                  (w) "Optionee" means an Employee or Consultant who holds an outstanding Option or Stock Purchase right.

                  (x) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (y) "Plan" means this 1991 Incentive Stock Plan.

                  (z) "Restricted Stock" means share of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 below.

                  (aa) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

                  (bb) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

                  (cc) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

                  (dd) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

                  (ee) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 3,100,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock. However, should the Company reacquire Shares which were issued pursuant to the exercise of an Option or Stock Purchase right, such Shares shall not become available for future grant under the Plan.

                  If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares have had actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, and the original purchaser of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Shares ownership.

         4.       Administration of the Plan.

                  (a)      Procedure.

                           (i)      Multiple Administrative Bodies.  If
permitted by Rule 16-3, the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

                           (ii)     Administration With Respect to Directors
and Officers Subject to Section 16(b). With respect to Option or Stock Purchase Right grants made to Employees who are also Officers or Directors subject to
Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted to comply with the rules governing a plan intended to quality as a discretionary plan under Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3.

                           (iii)      Administration With Respect to Other
Persons. With respect to Option or Stock Purchase Right grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

                  (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                           (i)      to determine the Fair Market Value of the
Common Stock, in accordance with Section 2(n) of the Plan;

                           (ii)     to select the Consultants and Employees to
whom Options and Stock Purchase Rights may be granted hereunder;

                           (iii)    to determine whether and to what extent
Options and Stock Purchase Rights or any combination thereof, are granted hereunder;

                           (iv)     to determine the number of shares of Common
Stock to be covered by each Option and Stock Purchase Right granted hereunder;

                           (v)      to approve forms of agreement for use under
the Plan;

                           (vi)     to determine the terms and conditions, not
inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                           (vii)    to reduce the exercise price of any Option
or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

                           (viii)   to construe and interpret the terms of the
Plan and awards granted pursuant to the Plan;

                           (ix)     to prescribe, amend and rescind rules and
regulations relating to the plan;

                           (x)      to modify and amend each Option or Stock
Purchase Right (subject to Section 15(c) of the Plan);

                           (xi)     to authorize any person to execute on behalf
of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

                           (xii)    to institute an Option Exchange Program;

                           (xiii)   to determine the terms and restrictions
applicable to Options and Stock Purchase Rights and any Restricted Stock; and

                           (xiv)    to make all other determinations deemed
necessary or advisable for administering the Plan.

                  (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

         5. Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option or Stock Purchase Right may be granted additional Options or Stock Purchase Rights.

         6.       Limitations.

                  (a) Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market
Value:

                           (i)      of Shares subject to an Optionee's incentive
stock options granted by the Company, any Parent or Subsidiary, which (ii) become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary)

exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), incentive stock options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

                  (b) neither the Plan or any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

                  (c) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 500,000 Shares; provided that a new employee of the Company may be granted in a single fiscal year upon joining the Company Options to purchase 500,000 Shares.

                  (d) The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 13.

                  (e) If an Option is canceled in the same fiscal year of the Company it was granted (other than in connection with a transaction described in Section 13), the canceled Option will be counted against the limit set forth in
Section 6(c). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

         7. Term of Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) year unless terminated earlier under Section 15 of the Plan.

         8. Term of Option. The term of each Option shall be stated in the Notice of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

         9. Option Exercise Price and Consideration.

                  (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                           (i)      In the case of an Incentive Stock Option

                                    (A)     granted to an Employee who, at the
time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                    (B)     granted to any Employee, the per
Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                           (ii)     In the case of Nonstatutory Stock Option,
the per Share exercise price shall be determined by the Administrator.

                  (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

                  (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                           (i)      cash;

                           (ii)     check;

                           (iii)            delivery of a properly executed
exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

                           (iv)     a reduction in the amount of any Company
liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                           (v)      any combination of the foregoing methods of
payment; of

                           (vi)     such other consideration and method of
payment for the issuance of Shares to the extent permitted by Applicable Laws.

         10.      Exercise of Option.

                  (a) Procedure for Exercise: Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

                           An Option may not be exercised for a fraction of a
Share.

                           An Option shall be deemed exercised when the Company
receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 13 of the Plan.

                           Exercising an Option in any manner shall decrease the
number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Termination of Employment or Consulting Relationship. Upon termination of an Optionee's Continuous Status as an Employee or Consultant, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for 90 days following the Optionee's termination of Continuous Status as an Employee or Consultant. In the case of an Incentive Stock Option, such period of time shall not exceed ninety (90) days from the date of termination. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (c) Disability of Optionee. In the event that an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (i) Rule 16b-3. Options granted to individuals subject to
Section 16 of the Exchange Act ("Insiders") must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         11.      Stock Purchase Rights.

                  (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer, which shall in no event exceed six (6) months from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

                  (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

                  (c) Rule 16b-3. Stock Purchase Rights granted to Insiders, and Shares purchased by Insiders in connection with Stock Purchase Rights, shall be subject to any restrictions applicable thereto in compliance with Rule 16b-3. An Insider may only purchase Shares pursuant to the grant of a Stock Purchase Right, and may only sell Shares purchased pursuant to the grant of a Stock Purchase Right, during such time or times as are permitted by Rule 16b-3.

                  (d) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

                  (e) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder -when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

         12. Non-Transferability of Options and Stock Purchase Rights. An Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         13. Adjustments Upon Chances in Capitalization. Dissolution. Merger. Asset Sale or Chance of Control.

                  (a) Chances in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason the~f shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option or Stock Purchase Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or Stock Purchase Right shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option or Stock Purchase Right as to all or any part of the Optioned Stock, including Shares as to which the Option or Stock Purchase Right would not otherwise be exercisable.

                  (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. The Administrator may, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option or Stock Purchase Right as to all or a portion of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option or Stock Purchase Right exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right will terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

         14. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

         15. Amendment and Termination of the Plan.

                  (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

                  (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

                  (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

         16.      Conditions Upon Issuance of Shares.

                  (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

         17.      Liability of Company.

                  (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

                  (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option or Stock Purchase Right exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option or Stock Purchase Right shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 15(b) of the Plan.

         18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         19. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twenty (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

                                   VIVUS, INC.

                            1994 DIRECTOR OPTION PLAN


         1. Purposes of the Plan. The purposes of this 1994 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

                  All options granted hereunder shall be "non-statutory stock options."

         2. Definitions. As used herein, the following definitions shall apply:

                  (a)      "Board" means the Board of Directors of the Company.

                  (b) "Code" means the Internal Revenue Code of 1986, as amended.

                  (c)      "Common Stock" means the Common Stock of the Company.

                  (d) "Company" means Vivus, Inc., a California corporation.

                  (e) "Continuous Status as a Director" means the absence of any interruption or termination of service as a Director.

                  (f)      "Director" means a member of the Board.

                  (g) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

                  (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (i) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                           (i)      If the Common Stock is listed on any
established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the date of grant, as reported in The Wall Street Journal or such other source as the Board deems reliable;

                      (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the bid and asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                     (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

                  (j) "Option" means a stock option granted pursuant to the Plan.

                  (k) "Optioned Stock" means the Common Stock subject to an Option.

                  (l) "Optionee" means an Outside Director who receives an Option.

                  (m) "Outside Director" means a Director who is not an Employee.

                  (n) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (o)      "Plan" means this 1994 Director Option Plan.

                  (i) "Share" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

                  (p) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

         3. Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 100,000 Shares (the "Pool") of Common Stock. The Shares may be authorized but unissued, or reacquired Common Stock.

                  If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

         4.       Administration of and Grants of Options under the Plan.

                  (a) Procedure for Grants. The provisions set forth in this Section 4(a) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All grants of Options to Outside Directors under this Plan shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

                      (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

                      (ii) Each Outside Director shall be automatically granted an Option to purchase 12,500 Shares (the "First Option") on the date on which such person first becomes a Director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy.

                      (iii) After the First Option has been granted to an Outside Director, such Outside Director shall thereafter be automatically granted an Option to purchase 2,500 Shares (a "Subsequent Option") on the date of the Company's Annual Meeting of Shareholders upon such Outside Director's reelection, if on such date, he shall have served on the Board for at least six
(6) months.

                      (iv) The terms of a First Option granted hereunder shall be as follows:

                                    (A) the term of the First Option shall be
ten (10) years.

                                    (B)     the First Option shall be
exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 8 hereof.

                                    (C)     the exercise price per Share shall
be 100% of the fair market value per Share on the date of grant of the First Option.

                                    (D)     the First Option shall become
exercisable in installments cumulatively as to twenty-five percent of the Shares subject to the First Option on each anniversary of its date of grant.

                      (v) The terms of a Subsequent Option granted hereunder shall be as follows:

                                    (A)     the term of the Subsequent Option
shall be ten (10) years.

                                    (B)     the Subsequent Option shall be
exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 8 hereof.

                                    (C)     the exercise price per Share shall
be 100% of the fair market value per Share on the date of grant of the Subsequent Option.

                                    (D)     the Subsequent Option shall become
exercisable as to twelve and one-half percent of the Shares subject to the Subsequent Option on the first day of each month following its date of grant.

                     (vi) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

         5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4 hereof. An Outside Director who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

                  The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

         6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

         7. Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or
(iv) any combination of the foregoing methods of payment.

         8. Exercise of Option.

                  (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times as are set forth in
Section 4 hereof; provided, however, that no Options shall be exercisable until shareholder approval of the Plan in accordance with Section 16 hereof has been obtained.

                  An Option may not be exercised for a fraction of a Share.

                  An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

                  Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Rule 16b-3. Options granted to Outside Directors must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                  (c) Termination of Continuous Status as a Director. In the event an Optionee's Continuous Status as a Director terminates (other than upon the Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within three (3) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option at the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

                  (d) Disability of Optionee. In the event Optionee's Continuous Status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within twelve (12) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option at the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

                  (e) Death of Optionee. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it at the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option at the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

         9. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         10. Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control.

                  (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action.

                  (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option, each outstanding Option shall become fully vested and exercisable, including as to Shares as to which it would not otherwise be exercisable, unless the Board, in its discretion, determines otherwise. If an Option becomes fully vested and exercisable in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares).

         11.      Amendment and Termination of the Plan.

                  (a) Amendment and Termination. Except as set forth in Section 4, the Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

                  (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

    12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

    13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

                  Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

    15. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

    16. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company at or prior to the first annual meeting of shareholders held subsequent to the granting of an Option hereunder. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

                                       -8-